UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2014

Item 1. Report to Stockholders.

FPA International Value Fund

Semi-Annual Report

June 30, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212-3948

(This page has been left blank intentionally.)

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

During the second quarter of 2014, the Fund rose 1.92% compared to the MSCI All Country World Index's (ex-US) (Net) (the "Index") gain of 5.03%. More importantly, since inception on December 1, 2011, the Fund has appreciated 17.71% annualized, versus 14.10% for the Index. At the end of the quarter, we were circa 60% invested (versus 62% at March 31, 2014). Average cash for the quarter was around 40% (slightly higher than in the first quarter), and since inception, it's been in excess of 35%.

With respect to cash exposure, we remind shareholders that it is a pure residual output of our process. What cash means is that we have been selling high, but unable to a degree to buy low. It is important that we can implement our value-discipline at both ends of the equation, both buying at a discount, and selling when we no longer have a high margin of safety. While cash has been growing steadily from the low teens over the past two years as market prices have run up, it remains subject to our ability as a Team to uncover new opportunities, and/or buy more of our existing holdings at lower prices. As we identify portfolio candidates, cash could come down significantly, even with both macroeconomic and market conditions broadly unchanged.

Market Commentary —

"In the Queen of Heart's Garden"

Aside from our continued large exposure to cash, several factors impacted our Fund's relative performance this quarter, none of which had to do with the underlying fundamentals of the businesses we own. First, we happened to have little exposure to companies domiciled in emerging markets, which experienced a rebound in the second quarter, outperforming the developed world. Apart from a couple of specific opportunities, we have found it difficult to participate in many of the developing countries. Quality of management is often an issue to invest directly in these markets, and while prices had come down, they were coming off generally inflated levels. For the most part, the correction had also impacted lower quality companies which we'd typically not want to own. Japan, another "orphan market" for us given quality issues and excessive valuations following the recent rally, also performed strongly. Australia, where some of our portfolio companies are based, under-performed, driven by concerns over slowing economic growth in China, and significant downturn in mining activity. Europe had a weak quarter as well. Being more geared towards companies based in this region added to the portfolio's poor relative performance. Spain enjoyed some recovery, but while we actively researched the market much earlier in the cycle, we were unable to find compelling opportunities at the time, and thus, have no exposure there.

Second, the strongest performing sectors this quarter were energy, which was far and away the best "place to be" these past three months, followed by utilities, information technology, consumer staples, and healthcare. Long-standing shareholders will have recognized many sectors on this list where we typically find it difficult to invest. This is due to excessive financial leverage, weak fundamentals, challenges in assessing normal prices of commodities, and/or inherent limitations in valuing businesses, in particular in weighting potential risks of disruption. On the flip side, the weakest sectors included industrials and business services, where we typically find companies with the characteristics we require: the combination of strong fundamentals conducive of high, sustainable returns, and attractive valuations.

This is the best we can infer from what we see currently unfolding in the markets. For us however, short-term performance is of little, if any, relevance, even less so on a relative basis. We are also indifferent to what markets do, and what "worked" or will work in a given period. We are bottom-up investors, and do not see value in "strategically allocating" to specific geographies or sectors, in particular along some expectations of price movements. We don't know what Mr. Market's next infatuations will be, and we don't care to guess. We recognized the three month return number was lower than the Index and felt obligated to offer some perspective.

Loyal readers of our quarterly commentaries will note that we typically haven't bothered to go through such analysis in the past, when the Strategy measured up to the Index. There is no shortage of literature on what happened in capital markets in the quarter, almost all more insightful than the above comments, which we would recommend concerned readers to review. What we generally saw this quarter is that things seem to continue to go very well for capital markets. In fact, we are hard-pressed to find assets which suffered the consequences of anything in the past few months. Like the foul-tempered Queen (the "blind fury") in Alice's Adventures in Wonderland who had white roses in her garden painted in red, markets seem to paint every possible black swan in white, and to settle all difficulties, great or small, one way: "Off with the head!", without even looking around. Throughout the quarter, queens and kings of the new financial order shouted out commands to take-on risks at all costs, with repeated speeches from the US Federal Reserve that it will continue to support monetary easing, irrespective of any positive economic metric, and the ECB announcing further aggressive measures to revive growth and boost inflation. The private sector, as expected, is responding with greater tolerance for debt and lower returns, loosening credit terms, and an ever growing appetite for M&A and/or share repurchases, which in turn, further inflates asset prices.

As investors chase marginal performance, and risks are being widely ignored or negated, we encourage our shareholders to consider how much permanent losses they'd be willing to take in order to achieve a few incremental points of performance, and to think about how wealth will ultimately accrue over a multi-year period in absolute terms, rather than relative to the Index over a few weeks or months.

Puzzling Disconnects

Of course, it's impossible to predict what markets may do going forward. However, we were struck by the language the Bank of International Settlements employed in its 84th Annual Report. Since we find ourselves often grumbling about Central Banks, it seems fair to take note when the Bank of Central Banks echoes some of our concerns. In the report, they mentioned how hard it is for them to avoid a sense of puzzling disconnect, how detached things appear to have become from reality. They also highlighted how little appetite there seems to be for taking a long-term view, as the temptation of short-termism is too great. Too few are willing to step aside, as the cycle makes everyone feel illusively richer.

We couldn't agree more. We, too, find ourselves confronted with many "puzzling disconnects". We often struggle to reconcile markets' buoyancy with the underlying economic reality, and more specifically, with the long-term free cash flow prospect of individual businesses, the strength of underlying fundamentals and the quality of management teams in charge. To be clear, we're not making an argument as to how weak or strong the global economy is (in our long-term view of the world, our premise is that it generally does fine). Rather, we're perplexed by what current multiples and earning expectations would require of the economic environment. We're also surprised by the return of euphoria in emerging markets (perhaps partly commanded by quantitative easing in developed markets), given continued increase in leverage and capital misallocations, and in particular in light of the many reports of wild excesses in China, reminiscent of practices prevalent prior to the financial crisis. We're at a loss to understand what evidence support such generally benign expectations of volatility, and pricing of risk in a more fundamental way, given some of the recent political and economic developments. Shouldn't there at least be doubt? Such degree of certitude seems rather unbecoming of a true investor. Anecdotally, we note the various cases of market fraud where listed entities supported by significant pools of capital turned out to be non-existing businesses unduly promoted. We do not understand what could lead market participants to believe that monetary conditions will remain easy for a very long time, and that in contrast to previous central-bank inflated bubbles, this one will not burst. Most importantly, we are puzzled by investors' willingness to take on much more risk and leverage in search of only marginal incremental returns.

As the market rally turns into more of a "melt-up", our Fund cash exposure tends to increase, and large outlier investments mostly vanish. Even with increased portfolio concentration, and taking advantage of "blip corrections", it becomes increasingly difficult to "keep up". It is hard to see the merits of buoyant capital deployment in this environment however. The long-term benefits of sound investment discipline, and possibly holding cash as a result, outpace the compounded benefits of limited incremental returns, as a correction is likely to ensue. This is without counting the risks of permanent losses, and the forsaken buying opportunities that would present themselves in the event of a correction. We prefer instead to focus on preserving capital, and being amongst the few with the liquidity to snap-up genuine bargains in due course. While some may feel pressured by short-term relative underperformance to put more money to work, we only feel stronger in our resolve not to. That's not to say we don't want to invest, or wouldn't if appropriate, but all investment criteria need to be met. In the past, we highlighted our absolute, long-term mindset as the Fund over-performed. That was an easy thought at the time. Now comes the true test. Selling when others are greedily buying requires the greatest fortitude, but it should also bring the greatest rewards.

We firmly believe in our approach, and are convinced of the importance of being earnest in investing, along with the consistency that should come from it. We will not let anything challenge our philosophy and process. As others chase the next improbable good idea, we encourage fellow shareholders to look at our holdings, and consider whether they would want their family to own these businesses, and see them passed-on from one generation to the next, with the confidence that in the long-term, their prospects remain strong, irrespective of the economic environment, and what prices may do in capital markets.

Portfolio Commentary

Key Performers

Our best performing holding in the quarter was G.U.D. Holdings Limited (up 16.01% in US currency). The company was added to the portfolio in the fourth quarter 2013 following a research trip to Australia. Despite its small market cap, G.U.D. is a holding of several independent domestic businesses. Four of the businesses benefit from strong brands and leading market positions, in particular in aftermarket auto parts, where the group generates a large portion of its profits and returns. The other two are more challenged, and need management actions, both operationally and strategically. A new group of high caliber, global executives, recently took over. Several of these managers come from much larger, high quality companies, some of which we owned in the past. Both short-term and long-term solutions exist for the struggling businesses, and are being pursued. The group's balance sheet is solid, and provides some flexibility to run successful turnarounds. While things have changed several times in various ways for G.U.D. over the past decade, the group has consistently delivered low to mid-teen margins, returns on capital employed in excess of 35%, and pitch-perfect cash conversion rates. Lastly, when we invested in the stock, the shares offered a high single digit free cash flow yield, and traded at less than 7x normalized EBITA.

G.U.D. also displays many characteristics of the typical investments we like. It's a small, remote company (they're based in Melbourne). At the time of purchase, the stock was not well covered by the Street, with virtually no institutional shareholders involved. The situation is somewhat messy with several unrelated, unequal businesses jammed under one umbrella. The challenged parts retain most of the attention, and limit visibility on the core, higher value-added activities. Yet they do not impair the group's long-term free cash flow prospect, and can be fixed. We also recognize an "agent of change" in the high quality new management, and are confident in their ability to execute given their individual track records.

Our worst performing holding in the quarter was LSL Property Services (down 11.80% in US currency). We have several times in the past commented on LSL. It's a business we've followed for many years. It has been part of the portfolio since inception of the Strategy in December 2011, and was at one time our largest position.

While the stock has been a strong contributor to the Fund's performance over the past three years, it has also proven to be volatile (possibly because it acts for some investors as a proxy for the UK real estate market), thus repeatedly making our quarterly key performer section, both on the up side, and on the down side. As we discussed several times in the past, we don't consider volatility to be a threat, or an appropriate measure of risk. Rather, we find that it often provides us with good opportunities to buy into well-run, high quality companies at cheap prices. We also hailed the stock as a typical example of a genuine bargain, as we think we are exposed to a highly asymmetrical outcome, with a small chance of losing a limited amount of money versus the prospect of significant upside.

Based in the UK, LSL is a leading provider of property services. About a third of the group's profits currently comes from property appraisals, where they command a dominant market share in a highly concentrated market. The remainder is an estate agency business. LSL operates the second largest brokerage network in the country, and derives meaningful pricing power from its larger scale, despite the more fragmented nature of the competitive landscape. Management has run the business well in utmost challenging conditions. While housing transactions collapsed by more than 60%, LSL strengthened its positions in the market, and continued to deliver high levels of profitability. Both business models require little fixed assets, and together carry negative working capital, which translates into high free cash generation, even in dire conditions, and virtually infinite returns. While management changed recently, the former CEO is now Deputy Chairman, and remains a material shareholder. The new CEO appears to provide continued strong leadership. The balance sheet is solid with Net Debt currently below 1x EBITDA1.

Despite continued evidence of some recovery in the UK housing market, ahead of our original estimates, both in terms of magnitude and in terms of timing, the share price declined during the quarter. As always, we cannot know for sure why, but we suspect it was due to concerns about a potential slowdown in the market ahead of rapid appreciation in home prices, and the possibility of an increase in interest rates. In short, the "play on recovery" is reportedly over. We have no idea whether that is true or not. It was never the one reason why we purchased the stock, although we'd contend transactional volumes remain below normal levels. More importantly, LSL is a high quality business, run by a strong management team, with a history of superior execution. While cycles unfold, the business continues to get stronger, and to create value for shareholders. At valuations of less than 7x current operating profits, we find the stock once again offers a compelling opportunity, and we've been steadily adding to the position.

Quarter Activity Review

We added four names to the portfolio this quarter, including Adidas, and TNT Express (the two others we are not disclosing at this point). One of the other additions include a UK-based firm we had previously researched and priced, but were not able to purchase at an appropriate discount. In typical fashion, we've since closely monitored the company, and were recently offered an opportunity to invest, as the share fell by close to 40% from their 52 week high. We are in the process of building a position, and given liquidity constraints, we are not yet disclosing the group's name. We sometimes find opportunities when our smaller size and at-odds investment approach allow us to do what others can't, which includes investing in less liquid companies.

Based in Germany, Adidas is a leading global sports equipment franchise, only second to Nike, and one of the world top 100 brands. It's multiple times bigger than the third player in the market, and only gets stronger with time. Global demand for sporting goods outpaces GDP growth, and with more than half their sales coming

1  EBITDA (Earnings before Interest Tax Depreciation and Amortization ) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

from developing markets, Adidas is able to deliver high single digit top line growth while maintaining good margins. Returns have continuously improved, and are now in excess of 30%. Management has been remarkably stable, and the balance sheet almost always cash positive. We think Adidas belongs to this class of value compounders whose quality sometimes can be under-appreciated by the market. While the group's intrinsic value has steadily increased, its share price has come down by more than 20% since the beginning of the year, thus presenting us with an opportunity to become shareholders.

Based in the Netherlands, TNT is a spin-off from Dutch national postal service provider PostNL. The company's primary focus is the transportation of goods across Europe within a pre-agreed day and/or time. The company was recently the target of an attempted takeover by UPS, which was later blocked by the European Commission. As in the case of our investment in Legrand, we read the Commission's report with interest, and were intrigued by their case of how market structure excessively favors the leading players in European express transport. TNT has suffered from challenging market conditions given the economic backdrop, as well as bad governance, and offers significant opportunities for operating efficiency gains. The balance sheet is net cash positive. While the stock has been statistically cheap for some time, we were put off in the past by management, and PostNL's 30% stake. PostNL reduced its participation to less than 15%, and the management team has changed. Many of the new executives have strong pedigrees, some coming from companies we owned in the past. With that, we feel the conditions are met now for us to invest in TNT.

On the flip side, we sold out of one position: Daimler, as we believe it no longer offers an appropriate discount to intrinsic value. Based in Germany, Daimler is the group behind the 125 year old Mercedes car brand, and a global manufacturer of trucks. We have known the company for many years, and have been invested in it several times, including when current management took over, and in the last industry downturn. Daimler is a great asset, with a best-in-class management team, and a solid balance sheet. It's also a good example of the investment opportunity cyclical businesses often present. While the market tends to extrapolate the unfolding cycle, and overshoot margin progression both on the way up and on the way down, we remain consistent throughout in our assessment of what normal economics are. One of the great benefits of course is that we can invest repeatedly in these companies with little incremental work. As the auto cycle roars, and prices run-up, we had to monetize our holding. We suspect we'll have the opportunity to invest again however, as market conditions will likely deteriorate at some point.

Portfolio Profile

With respect to the overall portfolio profile, not much has changed from quarter to quarter. We mentioned earlier the similar cash balance, and the portfolio's weighted average discount to intrinsic value of our holdings remains relatively unchanged at around 26%.

The Fund's geographic exposure is also similar to what it was at March 31. We remain primarily geared towards larger market cap companies, many of which are domiciled in Europe, principally in the UK, and in Northern Continental Europe. This is a reflection of where we find compelling opportunities, as our approach is agnostic to size or geography. Many of our holdings are global companies, and thus generate meaningful portions of their cash flows outside of their home country, which makes domicile of limited relevance. What is more important is where business value is created, i.e. where cash flow is generated. Similarly, we measure our currency exposure based on the currency in which the portfolio's cash flows are denominated, and hedge defensively any currency that's a significant outlier, as long as it's economical to do so. As we stand, we hedge more than half our exposure to the Euro. We continue to reduce hedging of the British Pound, as it now accounts for a smaller portion of the portfolio's cash flows.

What we haven't emphasized enough in the past with respect to currency, is that we never invest based on exchange rate expectations. If we had the ability to "price" currencies, we would trade them directly, rather than take on any associated business risks. We assess all intrinsic values, and measure individual discounts, in local currencies. That's because what ultimately matters is what the underlying business is, and what we pay for the business relative to its worth, rather than the currency in which it is denominated.

We have no exposure to companies based in Japan, where we find that management teams typically lack the financial discipline we look for, and where valuations remain unattractive. We also have little exposure to companies based in emerging markets. In particular, despite the correction that followed the conflict between Ukraine and Russia, we've not acquired any exposure to these markets. As value, and often contrarian investors, we'd typically be attracted by what's happened to valuations in that part of the world, and as bottom-up investors, we'd look beyond the political context. However, as long-term, quality investors, we also worry about more than just valuations. We need to be confident that our claim on the assets, or the perpetuity stream of free cash flows, is protected, and in that respect, we consider some markets to be non-investable. We only invest in countries that have a clear rule of law, and which execute that rule of law in a fair and transparent manner. Arguably, few places meet this definition, but we reckon it is a matter of degree. One thing we know, for having visited the country and owned businesses with local operations, is that Russia doesn't hit the mark for the time being. As Grant put it in his publication dated May 16, 2014, we "would rather not be the victim of a state crime", and we agree that the "owner of expropriated assets derives little consolation in the knowledge of how little he paid for them before the state swooped in". This is very much consistent with our investment philosophy, and our focus on downside risks. There is a level of sustainability that we require to invest, irrespective of price. We also think about risk as both the probability of capital loss, and the magnitude of that possible loss, so as to avoid cruel disappointments.

Similarly, we have no exposure to banks. They often don't lend themselves very well to research and appraisal, and tend to generate mediocre returns, despite high levels of financial leverage. In addition, the sector continues to bring examples of how exposed they are to arbitrary permanent losses, in particular due to their dependence on all sort of regulatory bodies, whether their jurisdictions are established or not, as in the case of BNP or Credit Suisse this last quarter. Rather than one-offs, these events appear more and more to be the lot of the industry. Litigation costs and regulatory-driven expenses are increasingly pressuring earnings. As they typically account for a few percentage points of the capital base, equity holders receive little consideration. With that, we find it hard to put a value on the long-term free cash flows these businesses generate. Overall, we find that they are typically a poor fit for our investment strategy.

Beyond that, the Fund is relatively diversified from a sector standpoint, while naturally geared towards businesses that are highly cash generative and less capital intensive. These include service type businesses, but also robust industrial companies. Our exposure to technology remains meaningful, albeit not as high as implied by GICS classification. These investments reflect the strengths of the underlying fundamentals, rather than any calls on technological developments or market cycles. In general, we find that technology-driven companies are difficult to value, as we typically struggle to assess the long-term sustainability of their business models.

Positive Long-term Prospect

In general terms, our perception of the overall macro framework also remains broadly unchanged. We continue to see positive developments in the US, and encouraging signs of improvements in Europe. Structurally however, we remain concerned with high levels of financial leverage, in particular sovereign debt, weak financial institutions, most notably in Europe, imbalances in developing countries, specifically in China, the likelihood of tax increases, the threat of rampant inflation driven by fiscal and monetary policies, and the continued rise in the size, scope, and cost of the government in many countries. We find increasing government overreach to be alarming. The US Federal Reserve advocacy for continued unusually accommodative policy, even as they see the economy back on track, under the premise of a grand moral aspiration to make the world a better place, is no less concerning.

All of this is giving us little confidence in the sustainability of current market conditions. With that, we remain committed to our absolute, long-term value investing approach. While it may cause us to experience relative under-performance in the short-term, we believe it minimizes our risk of permanent losses, and will help us achieve superior returns in the long run. We see positive long-term prospects for our Strategy as excesses mount in the market. Our portfolio is well-positioned to weather the downturn, and we have the liquidity to take advantage of a possible disruption. The longer things continue on their current path, the better the opportunities will be down the road. We look forward to deploying capital when we can finally do what we do best: buy high quality businesses when others are not.

Team Credo

As long-term absolute value investors, our focus is on competitively advantaged businesses, with solid balance sheets and strong cash flow generation profiles, run by management teams that both operate the business well and deploy capital in a value creative manner. We only invest in companies that meet all of these criteria, and only when their stocks trade at significant discounts to our estimate of intrinsic value.

As always, we thank you for your confidence and look forward to continue serving your interests as fellow shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
President

July 15, 2014

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Adviser or Distributor.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The MSCI All Country World Index (ex- USA) is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. The MSCI ACWI ex- USA Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The 23 emerging market indices include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. Small and mid cap stocks involve greater risks and they can fluctuate in price more than larger company stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2014
(Unaudited)

Common Stocks		61.0%
Business Services	23.5%
Consumer Non-Durables	10.7%
Technology	8.8%
Human Resources	4.4%
Basic Materials	4.4%
Trading & Distribution	3.9%
Industrial Products	3.7%
Other	1.6%
Short-Term Investments		41.8%
Other Assets and Liabilities, net		(2.8)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Adidas AG (1)	130,000
Atea ASA	463,545
Brambles Limited	400,000
Danone	175,200
Diageo plc	675,000
Fugro NV	265,000
G4S plc	3,616,000
G.U.D. Holdings LTD	728,395
Incitec Pivot Limited	2,200,000
LSL Property Services plc	2,223,003
Michael Page International plc	3,060,250
SAP AG	338,000
TNT Express NV (1)	1,108,600
NET SALES
Common Stocks
Adecco S.A. (2)	20,619
Aggreko plc.	765,709
Daimler AG (2)	12,780
Interpump Group Spa. (2)	63,213
Taiwan Semiconductor MFG LTD	275,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2014
(Unaudited)

COMMON STOCKS	Shares	Fair Value
BUSINESS SERVICES — 23.5%
Aggreko plc (Great Britain)	1,233,172	$34,820,461
Brambles Ltd(Australia)	1,463,616	12,683,989
Fugro NV (Netherlands)	530,200	30,360,047
G4S plc (Great Britain)	6,310,151	27,557,691
LSL Property Services plc (Great Britain)	3,072,702	19,666,215
Publicis Groupe (France)	55,577	4,714,074
Sodexo (France)	54,689	5,882,699
TNT Express NV (Netherlands)	1,108,600	10,034,715
		$145,719,891
CONSUMER NON-DURABLES — 10.7%
*ADIDAS AG (Germany)	130,000	$13,184,314
Danone (France)	361,361	26,840,558
Diageo plc (Great Britain)	823,762	26,305,110
		$66,329,982
TECHNOLOGY — 8.8%
Accenture plc CL A (Ireland)	100,000	$8,084,000
SAP AG (Germany)	496,830	38,358,654
Taiwan Semiconductor MFG LTD (Taiwan)	360,000	7,700,400
		$54,143,054
HUMAN RESOURCES — 4.4%
Michael Page International plc (Great Britain)	3,706,080	$27,334,934
BASIC MATERIALS — 4.4%
Incitec Pivot Limited (Australia)	9,845,735	$26,925,132
TRADING & DISTRIBUTION — 3.9%
Atea ASA (Norway)	2,131,070	$24,324,885
INDUSTRIAL PRODUCTS — 3.7%
GEA Group Aktiengesellschaft (Germany)	9,493	$449,531
G.U.D. HOLDINGS LTD (Australia)	3,308,039	19,403,303
Legrand S.A. (France)	6,023	368,557
Senior plc (Great Britain)	332,001	1,609,010
Vesuvius plc (Great Britain)	159,508	1,251,819
		$23,082,220
OTHER COMMON STOCKS — 1.6%		$9,827,913
TOTAL COMMON STOCKS — 61.0% (Cost $355,371,602)		$377,688,011

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 41.8% (Cost $259,024,000)
State Street Bank Repurchase Agreement — 0% 7/01/14 (Dated 6/30/2014, repurchase price of $259,024,000, collateralized by $261,915,000 principal amount of U.S. Treasury Notes — 3.375% 2044, fair value $264,206,756)	$259,024,000	$259,024,000
TOTAL INVESTMENTS — 102.8% (Cost $614,395,602)		$636,712,011
Other assets less liabilities, net — (2.8)%		(17,118,959)
NET ASSETS — 100.0%		$619,593,052

*  Non-income producing securities

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014
(Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $355,371,602)	$377,688,011
Short-term investments — at amortized cost (maturities 60 days or less)	259,024,000	$636,712,011
Cash		193
Receivable for:
Investment securities sold	$13,547,491
Capital stock sold	1,328,120
Dividends and accrued interest	366,748
Forward foreign currency contracts	270,042	15,512,401
		$652,224,605
LIABILITIES
Payable for:
Investment securities purchased	$31,258,148
Forward foreign currency contracts	658,696
Advisory fees and financial services	549,157
Capital stock repurchased	142,167
Accrued expenses and other liabilities	23,385	32,631,553
NET ASSETS		$619,593,052
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 41,637,600 outstanding shares		$585,424,175
Undistributed net realized gain on investments		6,873,457
Undistributed net investment income		5,367,665
Unrealized appreciation of investments and forward contracts		21,927,755
NET ASSETS		$619,593,052
NET ASSET VALUE
Offering and redemption price per share		$14.88

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014
(Unaudited)

INVESTMENT INCOME
Dividends		$7,245,992
Interest		19,631
		$7,265,623
EXPENSES:
Advisory fees	$2,196,785
Financial services	219,679
Registration fees	112,962
Transfer agent fees and expenses	85,851
Directors fees and expenses	40,000
Custodian fees and expenses	31,157
Audit and tax service fees	30,080
Reports to shareholders	17,368
Legal fees	14,476
Other expenses	16	2,748,374
Net investment income		$4,517,249
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on:
Investment securities	$3,039,468
Forward foreign currency contracts	(365,102)
Net realized gain on investments and foreign currency transactons		$2,674,366
Change in unrealized appreciation (depreciation) of investments:
Investment securities	$8,313,341
Forward foreign currency contracts	(388,654)
Change in unrealized appreciation of investments and foreign currency translation		7,924,687
Net realized and unrealized gain on investments and foreign currency		$10,599,053
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$15,116,302

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income	$4,517,249		$1,071,294
Net realized gain on investments and foreign currency transactions	2,674,366		7,914,373
Change in unrealized appreciation of investments and foreign currency translation	7,924,687		12,006,081
Change in net assets resulting from operations		$15,116,302		$20,991,748
Distributions to shareholders from:
Net investment income	—		$(325,299)
Net realized capital gains	—	—	(3,839,971)	(4,165,270)
Capital Stock transactions:
Proceeds from Capital Stock sold	$336,725,470		$237,184,650
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		3,835,474
Cost of Capital Stock repurchased*	(20,441,715)	316,283,755	(11,061,094)	229,959,030
Total change in net assets		$331,400,057		$246,785,508
NET ASSETS
Beginning of period		288,192,995		41,407,487
End of period		$619,593,052		$288,192,995
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		23,093,993		17,175,090
Shares issued to shareholders upon reinvestment of dividends and distributions		—		280,444
Shares of Capital Stock repurchased		(1,402,356)		(811,041)
Change in Capital Stock outstanding		21,691,637		16,644,493

*  Net of redemption fees of $19,145 and $119,408 collected for the periods ended June 30, 2014 and December 31, 2013, respectively.

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	For the Six Months Ended June 30, 2014		Year Ended December 31,		For the Period December 1, 2011
	(Unaudited)		2013	2012	to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$14.45		$12.54	$10.11	$10.00
Income from investment operations:
Net investment income	$0.11		$0.10	$0.01	—	*
Net realized and unrealized gain on investment securities and foreign currency	0.32		2.13	2.41	$0.11
Total from investment operations	$0.43		$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	—		$(0.09)	—	—
Distributions from net realized capital gains	—		$(0.23)	—	—
Total distributions	—		$(0.32)	—	—
Redemption fees	—	*	— *	$0.01	—
Net asset value at end of period	$14.88		$14.45	$12.54	$10.11
Total investment return**	2.98%		18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets at end of period	$619,593,052		$288,192,995	$41,407,487	$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.17	%†	1.26%	4.14%	16.64	%†
After reimbursement from Adviser	1.17	%†	1.26%	1.35%	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	1.92	%†	0.76%	(2.34)%	(15.90	)%†
After reimbursement from Adviser	1.92	%†	0.76%	0.45%	(0.61	)%†
Portfolio turnover rate	21	%†	44%	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2014 is not annualized.

†  Annualized

See notes to financial statements.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2014
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of currency forwards is included in Note 7.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases and sales of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $213,505,906 and $25,685,646, respectively, for the period ended June 30, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2014, was $355,641,106 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2014, for federal income tax purposes was $22,166,287 and $119,382, respectively resulting in net unrealized appreciation of $22,046,905. As of and during the period ended June 30, 2014, the Fund did not have any liability for unrecognized tax

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has extended the fee waiver and reduced the Fund's fees. Effective February 1, 2013, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through June 30, 2015.

For the period ended June 30, 2014, the Fund paid aggregate fees of $40,000 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2014, the Fund collected $19,145 in redemption fees. The impact of these fees was $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements and Foreign Currency

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward currency rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2014:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$377,688,011	—	—	$377,688,011
Forward Foreign
Currency Contracts:
Receivable	—	$270,042	—	270,042
Payable	—	(658,696)	—	(658,696)
Short-Term Investments(2)	—	259,024,000	—	259,024,000
	$377,688,011	$258,635,346	—	$636,323,357

(1)  All common stocks are classified under Level 1.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2014. The Portfolio of Investments provides further information on major security types.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations. During the six months ended June 30, 2014 the proceeds from forward foreign currency contracts opened for the Fund were $32,977,803 and the cost to close or settle contracts was $5,857,102.

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

At June 30, 2014 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Euro	1,812,882	10/24/14	$2,482,560	$17,440
Euro	3,954,000	3/23/15	5,414,481	85,406
Euro	1,154,000	3/23/15	1,580,288	9,307
Euro	854,000	3/23/15	1,169,468	1,870
Euro	5,857,000	3/23/15	8,020,576	102,322
Euro	2,011,000	5/11/15	2,753,864	45,609
Euro	37,000	5/11/15	50,668	587
Euro	4,011,000	5/11/15	5,492,663	7,501
Total Appreciation			$26,964,568	$270,042
Euro	1,921,230	7/7/14	$2,630,932	$(130,932)
Euro	123,832	7/9/14	169,575	(14,575)
British Pound	100,000	7/9/14	171,130	(16,130)
Euro	96,970	7/18/14	132,790	(12,790)
Euro	96,552	7/18/14	132,219	(12,219)
British Pound	32,098	7/18/14	54,929	(4,929)
British Pound	96,546	8/7/14	165,218	(15,218)
British Pound	47,868	8/15/14	81,917	(6,917)
Euro	932,599	8/25/14	1,277,101	(27,101)
British Pound	94,778	8/28/14	162,193	(12,193)
Euro	1,054,852	9/11/14	1,444,515	(44,515)
British Pound	37,240	9/30/14	63,730	(3,730)
British Pound	46,433	10/9/14	79,460	(4,460)
Euro	761,035	1/8/15	1,042,161	(42,161)
Euro	257,874	1/8/15	353,133	(2,780)
British Pound	185,998	1/8/15	318,299	(13,277)
British Pound	1,876,877	1/8/15	3,211,899	(211,899)
Euro	761,035	2/23/15	1,018,899	(18,899)
British Pound	1,047,000	3/23/15	1,791,731	(32,698)
British Pound	177,000	3/23/15	302,900	(3,375)
British Pound	90,000	3/23/15	154,017	(4,079)
British Pound	81,000	3/23/15	138,615	(3,353)
British Pound	1,055,000	3/23/15	1,805,422	(6,224)

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Euro	2,998,632	5/11/15	$3,009,941	$(11,309)
Euro	138,000	5/11/15	188,977	(854)
Euro	32,000	5/11/15	43,821	(432)
Euro	118,000	5/11/15	161,589	(1,461)
Euro	40,000	5/11/15	54,776	(186)
Total Depreciation			$20,161,889	$(658,696)

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2014:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received		Financial Instruments Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$259,024,000	$259,024,000	**	—	—
Barclays Capital:
Forward foreign currency contracts receivable	$270,042	—		$(270,042)	—
Forward foreign currency contracts payable	$(658,696)	—		$270,042	$(388,654)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $264,206,756 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2014 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested during the entire period.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA International Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value January 1, 2014	$1,000.00	$1,000.00
Ending Account Value June 30, 2014	$1,029.80	$1,019.13
Expenses Paid During Period*	$5.89	$5.87

*  Expenses are equal to the Fund's annualized expense ratio of 1.17%, multiplied by the average account value over the period and prorated for the six months ended June 30, 2014 (181/365 days).

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)*	Trustee & Chairman† Years Served: 2	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (77)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (66)*	Trustee† Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc. and Kaiser Aluminum, Inc.
A. Robert Pisano – (71)*	Trustee† Years Served: 1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals, Entertainment Partners and The Motion Picture and Television Fund
Patrick B. Purcell – (71)*	Trustee† Years Served: 2	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (51)	Trustee,† Years Served: 2	Partner of the Adviser.	2
Pierre O. Py – (37)	President Years Served: 2	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011 and an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – (54)	Treasurer Years Served: 2	Partner and Chief Operating Officer of the Adviser.
Leora R. Weiner – (43)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

Sherry Sasaki – (59)	Secretary Years Served: 2	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (47)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser.
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212-3948

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ PIERRE O. PY
Pierre O. Py, President
(Principal Executive Officer)

Date:   August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA INTERNATIONAL VALUE FUND

By:	/s/ PIERRE O. PY
Pierre O. Py, President
(Principal Executive Officer)

Date:   August 22, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   August 22, 2014